UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2022

Kismet Acquisition Three Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40078	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204 Newark, Delaware	19715
(Address of principal executive offices)	(Zip Code)

(302) 738-6680
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Warrant	KIIIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	KIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KIIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 10, 2022, Kismet Acquisition Three Corp. (the “Company”) received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq has initiated a process which could result in the delisting of the Company’s securities from Nasdaq as a result of the Company not being in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

As previously disclosed, on August 23, 2022, the Nasdaq Listing Qualifications Department notified the Company that, because the Company had not timely filed its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Quarterly Report”) with the SEC, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports. The Company was provided until October 24, 2022, to submit its plan to file the Quarterly Report, however, the Company did not provide a plan for Nasdaq’s staff’s consideration.

The Staff Determination will not immediately result in the suspension of trading or delisting of the Company’s securities. The Company may appeal the Staff Determination before a Nasdaq Hearings Panel and seek a stay of any suspension or delisting action pending the hearing process in accordance with the procedures set forth in the Staff Determination Letter. A request for a hearing before the Nasdaq Hearings Panel must be submitted no later than 4:00 pm Eastern time on November 17, 2022. In that regard, unless the Company requests an appeal of the Staff Determination, trading of the Company’s units, ordinary shares and warrants will be suspended at the opening of business on November 21, 2022, and a Form 25-NSE will be filed with SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company has decided not to appeal the Staff Determination.

Item 7.01. Regulation FD Disclosure.

A press release, dated November 16, 2022, disclosing the Company’s receipt of the Staff Determination letter is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KISMET acquisition THREE corp.

By:	/s/ Ivan Tavrin
Name:	Ivan Tavrin
Title:	Chairman and Chief Executive Officer

Date: November 16, 2022

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